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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 1997




                               REGAL CINEMAS, INC.
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             (Exact name of registrant as specified in its charter)



                  Tennessee                                  0-21772                  62-1412720
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 (State or other jurisdiction of incorporation)      (Commission File Number)     (I.R.S. Employer
                                                                                  Identification No.)



 7132 Commercial Park Drive, Knoxville, Tennessee                            37918
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    (Address of principal executive offices)                               (Zip Code)

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       Registrant's telephone number, including area code: (423) 922-1123




                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events.
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         On October 2, 1997, Regal Cinemas, Inc. ("Regal") announced post-merger combined revenues and net income results for the 30-day period ended September
2, 1997. This announcement was made pursuant to Section 7.3(h) of the Agreement and Plan of Merger by and among Regal, Regal Acquisition Corporation, RAC
Corporation, RAC Finance Corp., Cobb Theatres, L.L.C., R.C. Cobb, Inc., Cobb
Theatres II, Inc., Cobb Finance Corp., and Tricob Partnership, dated as of June
11, 1997. Attached hereto as an exhibit is a copy of the Press Release dated
October 2, 1997, which is incorporated by reference herein.

Item 7.  Exhibits.
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(a)      Exhibits

         99  Press Release



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                               REGAL CINEMAS, INC.


Date: October 2, 1997                          By:  /s/ Lewis Frazer III
                                                   ----------------------------
                                                   Lewis Frazer III
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX



  NO.                                       EXHIBIT
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 99               Press Release